UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) December 23, 2005

                                   NUVIM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-51359                              13-4083851
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    (Commission File Number)            (IRS Employer Identification No.)

        12 Route 17 North, Suite 210
                 Paramus, NJ                                  07652
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  (Address of Principal Executive Offices)                 (Zip Code)

                                 (201) 556-1010
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

      On December 23, 2005, NuVim, Inc. (the "Company") issued the following unregistered securities:

      1. The Company issued Secured Convertible Promissory notes in the aggregate principal amount of $67,600. The notes bear interest at the rate of 12% per annum and are due and payable six months from the issue date. The first six months of interest was deducted from the proceeds to the Company as prepaid interest. The notes are redeemable by the Company prior to the maturity date at 110% of the principal amount, plus accrued interest. If the notes are not repaid on their maturity date they become convertible into shares of common stock at a price per share equal to 90% of the average closing bid price of the Company's common stock for the five trading days preceding the issue date, and the interest increases to 18% per annum. The Company has granted piggy-back registration rights for the shares of common stock underlying the notes. The Company issued the shares pursuant to the exemptions from registration provided by Section 4(2) and Section 4(6) (of the Securities Act of 1933, as amended (the "Act").

      2. The Company issued warrants to purchase 67,600 shares of common stock at a purchase price of $.40 per share in connection with the notes. The warrants are exercisable for three years from the issue date. If the notes are not paid by their maturity date the Company has agreed to issue an additional 33,800 warrants to purchase common stock for three years at an exercise price of $.375 and to adjust the exercise price of the 67,600 warrants issued upon closing to $37.5. The Company has granted piggy-back registration rights for the shares of common stock underlying the warrants. The Company issued the warrants pursuant to the exemptions from registration provided by Section 4(2) and Section 4(6) of the Act.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              NUVIM, INC.

                                              By: /s/ Richard P. Kundrat
                                                  --------------------------
                                                  Richard P. Kundrat
                                                  Chief Executive Officer

Date: December 23, 2005